UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):December 1, 2008

Leucadia National Corporation

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation or organization)

1-5721 (Commission File Number)	13-2615557 (I.R.S. Employer Identification No.)

315 Park Avenue South New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2008 the Board of Directors (the “Board”) of Leucadia National Corporation (the “Company”) approved an amendment to the Company’s Amended and Restated By-laws (the “By-laws”), which amends the By-laws by adding a new Article IX to permit the Board to elect one or more individuals to serve as a Director Emeritus. The full text of the By-laws, as amended and restated, is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in the press release issued by the Company on December 1, 2008, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws of Leucadia National Corporation.

99.1	Press Release issued by Leucadia National Corporation on December 1, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leucadia National Corporation

Dated: December 2, 2008	By	/s/ Barbara L. Lowenthal
Name: Barbara L. Lowenthal
Title: Vice President

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Exhibit Index

Exhibit No.	Description

3.1 99.1	Amended and Restated By-laws of Leucadia National Corporation Press Release issued by Leucadia National Corporation on December 1, 2008.

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